Schedule 14A Information

Proxy Statement Pursuant to Section 14(A) of the Securities Exchange Act of 1934
(Amendment No. __)

Filed by the Registrant                                      [X]

Filed by a Party other than the Registrant            [  ]

Check the appropriate box:

[  ]  Preliminary Proxy Statement                        [  ]        Confidential, for Use of the Commission

[X] Definitive Proxy Statement                                      Only (as permitted by Rule 14a-6(e)(2))

[  ]  Definitive Additional Materials

[  ]  Soliciting Material under Section 240.14a-12

TEMPLETON DEVELOPING MARKETS TRUST

_________________________________________________________________

Name of Person(s) Filing Proxy Statement, other than the Registrant)

Payment of Filing Fee (Check the appropriate box):

[X] No fee required.

[  ]  Fee computed on table below per Exchange Act Rules 14a-6(i)(1) and 0-11.

(1)  Title of each class of securities to which transaction applies:

(2)  Aggregate number of securities to which transaction applies:

(3)  Per unit price or other underlying value of transaction computed pursuant to Exchange Act Rule 0-11 (set forth the amount on which the filing fee is calculated and state how it was determined):

(4)  Proposed maximum aggregate value of transaction:

(5)  Total fee paid:

[  ]  Fee paid previously with preliminary materials.

[  ]  Check box if any part of the fee is offset as provided by Exchange Act Rule 0-11(a)(2) and identify the filing for which the offsetting fee was paid previously. Identify the previous filing by registration statement number, or the Form or Schedule and the date of its filing.

(1)  Amount Previously Paid:

(2)  Form, Schedule or Registration Statement No.:

(3)  Filing Party:

(4)  Date Filed:

Templeton developing markets trust

IMPORTANT SHAREHOLDER INFORMATION

These materials are for a Special Meeting of Shareholders (the “Meeting”) of Templeton Developing Markets Trust (the “Fund”), scheduled for September 9, 2020, at 12:00 p.m., Eastern time, at the offices of Franklin Templeton, 300 S.E. 2nd Street, Fort Lauderdale, FL 33301-1923. The enclosed materials discuss several proposals (the “Proposals” or, each, a “Proposal”) to be voted on at the meeting, and contain the Notice of Special Meeting of Shareholders, proxy statement and proxy card(s). A proxy card is, in essence, a ballot. When you vote your proxy, it tells us how you wish to vote on important issues relating to the Fund. If you specify a vote on all Proposals, your proxy will be voted as you indicate. If you specify a vote on one or more Proposals, but not all, your proxy will be voted as specified on such Proposal(s) and, on the Proposal(s) for which no vote is specified, your proxy will be voted FOR such Proposal(s) in accordance with the Trustees’ recommendations beginning on page 1 of the proxy statement. If you simply sign, date and return the proxy card, but do not specify a vote on any Proposal, your proxy will be voted FOR the Proposals in accordance with the Trustees’ recommendations.

We urge you to spend a few minutes reviewing the Proposals in the proxy statement. Then, please fill out and sign the proxy card(s) or voting instruction form(s) and return it (them) prior to the Meeting on September 9, 2020, so that your vote will be counted. When shareholders return their proxies promptly, the Fund may be able to save money by not having to conduct additional solicitations, including other mailings. PLEASE COMPLETE, SIGN AND RETURN each proxy card or voting instruction form you receive.

In light of the COVID-19 pandemic, we are urging all shareholders to take advantage of voting by mail, Internet or telephone (separate instructions are listed on the enclosed proxy card to vote by telephone or through the Internet).  Additionally, while we anticipate that the Meeting will occur as planned on September 9, 2020, there is a possibility that, due to the COVID-19 pandemic, the Meeting may be postponed or the location or approach may need to be changed, including the possibility of holding a virtual meeting for the health and safety of all Meeting participants.  Should this occur, we will notify you by issuing a press release and filing an announcement with the Securities and Exchange Commission as definitive additional soliciting material.  If you plan to attend the Meeting in person, please note that we will be holding the Meeting in accordance with any recommended and required social distancing and safety guidelines, as applicable.

We welcome your comments. If you have any questions or would like to quickly vote your shares, call AST Fund Solutions, LLC, our proxy solicitor, toll free at (800) 755-3105. Agents are available 9:00 a.m. – 10:00 p.m., Eastern time, Monday through Friday.

TELEPHONE AND INTERNET VOTING

For your convenience, you may vote by telephone or through the Internet, 24 hours a day.

Separate instructions are listed on the enclosed voting instruction form(s) or proxy card(s).

Templeton developing markets trust

NOTICE OF SPECIAL MEETING OF SHAREHOLDERS

The Board of Trustees of Templeton Developing Markets Trust (the “Fund”) has called a Special Meeting of Shareholders (the “Meeting”) of the Fund, which will be held at the offices of Franklin Templeton, 300 S.E. 2nd Street, Fort Lauderdale, FL 33301-1923 on September 9, 2020, at 12:00 p.m., Eastern time.

During the Meeting, shareholders of the Fund will be asked to vote on the following Proposals:

1.         To approve a new Subadvisory Agreement with Franklin Templeton Investment Management Limited.

2.         To approve the use of a “manager of managers” structure whereby the Fund’s investment manager would be able to hire and replace affiliated and unaffiliated subadvisers without shareholder approval.

3.         To approve a change in the Fund’s classification from a diversified to a non-diversified fund.

By Order of the Board of Trustees,

Lori A. Weber

Secretary and Vice President

July 20, 2020

Please sign and promptly return all of the proxy card(s) or voting instruction form(s) in the enclosed self-addressed envelope, or vote your shares by telephone or through the Internet, regardless of the number of shares you own, prior to the Meeting on September 9, 2020, so your vote may be counted.

IMPORTANT NOTICE REGARDING THE AVAILABILITY OF PROXY MATERIALS FOR THE SPECIAL SHAREHOLDER MEETING TO BE HELD ON SEPTEMBER 9, 2020

The Notice of Special Meeting of Shareholders, proxy statement and form of proxy card are available on the Internet at https://vote.proxyonline.com/Franklin/docs/TDMT2020.pdf.

The form of proxy card on the Internet site cannot be used to cast your vote.

If you have any questions, would like to vote your shares, or wish to obtain directions to be able to attend the Meeting and vote in person, please call AST Fund Solutions, LLC, our proxy solicitor, toll free at (800) 755-3105.

Templeton developing markets trust

A Special Meeting of Shareholders of Templeton Developing Markets Trust (the “Fund”) will be held on September 9, 2020, to vote on several important proposals that affect the Fund. Please read the enclosed materials and cast your vote on the proxy cards(s) or voting instruction form(s).

Voting your shares immediately will help minimize additional solicitation expenses and prevent the need to call you to solicit your vote.

The proposals for the Fund have been carefully reviewed by the Fund’s Board of Trustees (the “Board”). The Trustees of the Fund, most of whom are not affiliated with Franklin Templeton, are responsible for looking after your interests as a shareholder of the Fund. The Board believes these proposals are in the best interests of shareholders. The Board unanimously recommends that you vote FOR each proposal.

Voting is quick and easy. Everything you need is enclosed. To cast your vote, simply complete the proxy card or voting instruction form enclosed in this package. Be sure to complete, sign and return the card/form before mailing it in the postage-paid envelope. You may also vote your shares by touch-tone telephone or through the Internet. Simply call the toll-free number or visit the web site indicated on your proxy card or voting instruction form, and follow the instructions.

We welcome your comments. If you have any questions or would like to quickly vote your shares, please call AST Fund Solutions, LLC, our proxy solicitor, toll-free at (800) 755-3105. Agents are available 9:00 a.m. – 10:00 p.m., Eastern time, Monday through Friday. Thank you for your participation in this important initiative.

The following Q&A is provided to assist you in understanding the proposals. The proposals are described in greater detail in the proxy statement. We appreciate your trust in Franklin Templeton and look forward to continuing to help you achieve your financial goals.

Important information to help you understand and vote on the proposals

Below is a brief overview of the proposals to be voted upon. Your vote is important, no matter how large or small your holdings may be.

What proposals am I being asked to vote on?

Shareholders are being asked to vote on the following proposals:

1.         To approve a new Subadvisory Agreement with Franklin Templeton Investment Management Limited (“FTIML”).

2.         To approve the use of a “manager of managers” structure whereby the Fund’s investment manager would be able to hire and replace affiliated and unaffiliated subadvisers without shareholder approval.

3.         To approve a change in the Fund’s classification from a diversified to a non-diversified fund.

Has the Board approved the proposals?

The Board has unanimously approved each proposal and recommends that you vote to approve each proposal.

1.         To approve a new Subadvisory Agreement with FTIML.

Why is a new subadvisory agreement with FTIML being recommended?

The current investment manager of the Fund is Templeton Asset Management Ltd. (“TAML” or the “Investment Manager”), a wholly owned subsidiary of Franklin Resources, Inc. (“Franklin Resources”). The Fund does not currently have a subadviser. A new subadvisory agreement with FTIML, which is also a wholly owned subsidiary of Franklin Resources, is being recommended to enable Andrew Ness to serve as a portfolio manager for the Fund. Because Mr. Ness is an employee of FTIML and not of TAML, the Board is being asked to approve FTIML as a subadviser to the Fund.

What effect, if any, will the approval of the proposed new subadvisory agreement with FTIML have on the Fund’s management fees?

The approval of the proposed new subadvisory agreement with FTIML for the Fund will have no impact on the amount of management fees paid by the Fund or the Fund’s shareholders because FTIML’s fees will be deducted from the fees TAML currently receives from the Fund.

2.         To approve the use of a “manager of managers” structure whereby the Fund’s investment manager would be able to hire and replace both affiliated and unaffiliated subadvisers without shareholder approval.

What is the purpose of the Manager of Managers Structure?

Shareholders of the Fund are being asked to approve the use of a “manager of managers” structure that would permit the Fund’s investment manager, subject to Board approval, to appoint and replace subadvisers that are wholly-owned (affiliated) with Franklin Templeton (“FT”), and subadvisers that are not affiliated with FT, without obtaining prior shareholder approval (the “Manager of Managers Structure”). The Manager of Managers Structure would enable the Fund to operate with greater efficiency in the future by allowing the Fund to use both affiliated and unaffiliated subadvisers best suited to its needs without incurring the expense and potential delays that could be associated with obtaining shareholder approvals.

How will the Manager of Managers Structure affect the Fund?

The use of the Manager of Managers Structure will not change the fees paid to the investment manager by the Fund or fees paid by the Fund’s shareholders. If the proposal is approved for the Fund, and the Board and the Fund’s investment manager believe that the use of one or more subadvisers would be in the best interests of the Fund, the Fund’s shareholders generally would not be asked to approve hiring a subadviser for the Fund, assuming the conditions of the Manager of Managers Order issued by the U.S. Securities and Exchange Commission are met. Rather, the Fund’s investment manager, with the approval of the Board, including a majority of the Independent Trustees, would be able to appoint subadvisers and make appropriate changes to the subadvisory agreements without seeking shareholder approval. The Fund would, however, inform shareholders of the hiring of any new subadviser within 90 days after the hiring of the subadviser.

The Fund’s investment manager currently does not intend to use the Manager of Managers Structure for the Fund because near-term changes to the portfolio management structure for the Fund are not anticipated, other than as described in Proposal 1 above. However, if the Manager of Managers Structure is approved by shareholders, the Board would be able to approve a subadviser for the Fund. The Board determined to seek shareholder approval of the Manager of Managers Structure for the Fund in connection with this special shareholder meeting, which was otherwise called for purposes of voting on other matters described in the proxy statement, to avoid additional meeting and proxy solicitation costs in the future.

3.         To approve a change in the Fund’s classification from a diversified to a non-diversified fund.

Why is the Board proposing to change the Fund’s diversification status?

The Fund is classified as a diversified fund and has declared a fundamental policy of being diversified, which may not be changed or eliminated without shareholder approval. A diversified fund must limit all investments greater than 5% of its assets in any one issuer to no more than, in the aggregate, 25% of the fund’s assets. However, due to structural changes in the developing markets equity asset class, the Fund is not able to take as large of positions in certain companies in the asset class that the investment manager believes is beneficial for the Fund’s portfolio because it is limited in doing so to maintain its diversified status. As a result, the Board recommends that the Fund be reclassified as a “non-diversified” fund. As a non-diversified fund, the Fund could invest a greater portion of its assets in any one issuer and could invest overall in a smaller number of issuers than a diversified fund. The Fund’s portfolio manager believes that the additional flexibility will be important for the Fund, particularly in the developing market equity asset class in which the Fund invests.

What effect will changing the Fund’s status from “diversified” to “non-diversified” have on the Fund?

If approved, the Fund would continue to pursue its current investment strategy.  As a non-diversified fund, the Fund would have more concentrated investments as described above, which may subject the Fund to additional risks.  Non-diversified funds are more sensitive to economic, business, political or other changes affecting such or similar issuers or securities, which may result in greater fluctuation in the value of the Fund’s shares.

Who is AST Fund Solutions, LLC?

AST Fund Solutions, LLC (the “Solicitor”) is a company that has been engaged by the Fund to assist in the solicitation of proxies. The Solicitor is not affiliated with the Fund or with FT. In order to hold a shareholder meeting, a certain percentage of the Fund’s shares (often referred to as “quorum”) must be represented at the meeting. If a quorum is not attained, the meeting must adjourn to a future date. The Fund may attempt to reach shareholders through multiple mailings to remind the shareholders to cast their votes. As the meeting approaches, phone calls may be made to shareholders who have not yet voted their shares so that the meeting does not have to be adjourned or postponed.

How many votes am I entitled to cast?

As a shareholder, you are entitled to one vote for each share (and a proportionate fractional vote for each fractional share) you own of the Fund on the record date. The record date is June 19, 2020.

How do I vote my shares?

You can vote your shares by completing and signing the enclosed proxy card(s) or voting instruction form(s) and mailing it (them) in the enclosed postage-paid envelope. You may also vote using a touch-tone telephone by calling the toll-free number printed on your proxy card(s) or voting instruction form(s) and following the recorded instructions, or through the Internet by visiting the web site printed on your proxy card(s) or voting instruction form(s) and following the on-line instructions. You can also vote your shares in person at the special meeting of shareholders. If you need any assistance, or have any questions regarding the proposals or how to vote your shares, please call the Solicitor toll-free at (800) 755-3105.

How do I sign the proxy card?

Individual Accounts: Shareholders should sign exactly as their names appear on the account registration shown on the proxy card(s) or voting instruction form(s).

Joint Accounts: Either owner may sign, but the name of the person signing should conform exactly to a name appearing on the account registration as shown on the proxy card(s) or voting instruction form(s).

All Other Accounts: The person signing must indicate his or her capacity. For example, a trustee for a trust or other entity should sign, “Ann B. Collins, Trustee.”

PROXY STATEMENT

TABLE OF CONTENTS

                                                                                           Page

¿   INFORMATION ABOUT VOTING

Who is asking for my vote?1

Who is eligible to vote?

On what issues am I being asked to vote?

How does the Board of Trustees of the Fund recommend that I vote?

How do I ensure that my vote is accurately recorded?

May I revoke my proxy?

May I attend the Meeting in person?

What if my shares are held in a brokerage account?

Who will pay proxy solicitation costs?

¿   THE PROPOSALS

PROPOSAL 1:    TO APPROVE A NEW SUBADVISORY AGREEMENT WITH FRANKLIN TEMPLETON INVESTMENT MANAGEMENT limited

Why is FTIML recommended to serve as the Fund’s subadviser?

Additional Information about TAML

Additional Information about FTIML

What are the material terms of the FTIML Subadvisory Agreement?

What fees were paid by the Fund to affiliates of TAML and FTIML during the most recent fiscal year?

What did the Board consider when it approved the FTIML Subadvisory Agreement?

What is the required vote on Proposal 1?

PROPOSAL 2:    TO APPROVE THE USE OF A “MANAGER OF MANAGERS” STRUCTURE WHEREBY THE FUND’S INVESTMENT MANAGER WOULD BE ABLE TO HIRE AND REPLACE SUBADVISERS WITHOUT SHAREHOLDER APPROVAL

Background

Why am I being asked to vote on this Proposal?

How will the Manager of Managers Structure Operate?

How does this Proposal affect my fees as a shareholder of the Fund?

How does this Proposal affect my right to vote on subadvisory agreements?

Why did the Board approve the Manager of Managers Structure?

What is the required vote on Proposal 2?

i

PROPOSAL 3:    TO approve a change in the fund’s classification from a diversified to non-diversified fund

Background

What effect will changing the Fund’s status from “diversified” to “non-diversified” have on the Fund?

What is the required vote on Proposal 3?

¿   FURTHER INFORMATION ABOUT VOTING AND THE MEETING

Exhibit A    Subadvisory Agreement..................................................... A-1

Exhibit B    Principal Holders of Fund Shares as of June 19, 2020           B-1

ii

Templeton developing markets trust

PROXY STATEMENT

¿         INFORMATION ABOUT VOTING

Who is asking for my vote?

The Board of Trustees of Templeton Developing Markets Trust (the “Fund”), in connection with a Special Meeting of Shareholders of the Fund to be held on September 9, 2020 (the “Meeting”), has requested your vote on several matters (the “Proposals” or each a “Proposal”).

Who is eligible to vote?

Shareholders of record at the close of business on June 19, 2020 are entitled to be present and to vote at the Meeting or any adjourned Meeting. Each share of record of the Fund is entitled to one vote (and a proportionate fractional vote for each fractional share) on each matter presented at the Meeting. The Notice of Special Meeting of Shareholders, the proxy cards, the voting instruction form(s) and the proxy statement were first mailed to shareholders of record on or about July 20, 2020.

On what issues am I being asked to vote?

Shareholders are being asked to vote on the following Proposals:

1.         To approve a new Subadvisory Agreement with Franklin Templeton Investment Management Limited (“FTIML”).

2.         To approve the use of a “manager of managers” structure whereby the Fund’s investment manager would be able to hire and replace affiliated and unaffiliated subadvisers without shareholder approval.

3.         To approve a change in the Fund’s classification from a diversified to a non-diversified fund.

How does the Board of Trustees of the Fund recommend that I vote?

The Board of Trustees of the Fund (the “Board”) unanimously recommend that you vote:

1.         FOR the approval of the Subadvisory Agreement with FTIML.

2.         FOR the approval of the use of a “manager of managers” structure whereby the Fund’s investment manager would be able to hire and replace both affiliated and unaffiliated subadvisers without shareholder approval.

3.         FOR the approval to change the Fund’s classification from a diversified to a non-diversified fund.

How do I ensure that my vote is accurately recorded?

You may submit your proxy card(s) or voting instruction form(s) in one of four ways.

  By Internet. The web address and instructions for voting can be found on the enclosed proxy card(s) or voting instruction form(s). You will be required to provide your control number located on the proxy card(s) or voting instruction form(s).
  By Telephone. The toll-free number for telephone voting can be found on the enclosed proxy card(s) or voting instruction form(s). You will be required to provide your control number located on the proxy card(s) or voting instruction form(s).
  By Mail. Mark the enclosed proxy card(s) or voting instruction form(s), sign and date it (them) and return it (them) in the postage-paid envelope we provided. A proxy card with respect to shares held by joint owners may be signed by just one of them, unless at or prior to exercise of such proxy the Fund receives a specific written notice to the contrary from any one of the joint owners.
  In Person at the Meeting. You can vote your shares in person at the Meeting.

If you require additional information regarding the Meeting you may contact AST Fund Solutions, LLC (the “Solicitor”), the proxy solicitor, toll-free at (800) 755-3105. Please see the section entitled “FURTHER INFORMATION ABOUT VOTING AND THE MEETING” for more information on the Solicitor.

Proxy cards that are properly signed, dated and received at or prior to the Meeting will be voted as specified. If you specify a vote on all Proposals, your proxy will be voted as you indicate. If you specify a vote on one or more Proposals, but not all Proposals, your proxy will be voted as specified on such Proposal(s) and, on the Proposal(s) for which no vote is specified, your proxy will be voted FOR such Proposal(s) in accordance with the Trustees’ recommendations beginning on page 1 of this proxy statement. If you simply sign, date and return the proxy card, but do not specify a vote on any of the Proposals, your proxy will be voted FOR the Proposals in accordance with the Trustees’ recommendations.

May I revoke my proxy?

You may revoke your proxy at any time before it is voted by forwarding a written revocation or a later-dated proxy card to the Fund that is received by the Fund at or prior to the Meeting, or by attending the Meeting and voting in person.

May I attend the Meeting in person?

Shareholders of record at the close of business on June 19, 2020, are entitled to attend the Meeting. Shareholders who intend to attend the Meeting in person will need to bring proof of share ownership, such as a shareholder statement or letter from a custodian or broker-dealer confirming ownership, as of June 19, 2020, and a valid picture identification, such as a driver’s license or passport, for admission to the Meeting. Shareholders without proof of ownership and identification will not be admitted.

In light of the COVID-19 pandemic, we are urging all shareholders to take advantage of voting by mail, Internet or telephone (separate instructions are listed on the enclosed proxy card to vote by telephone or through the Internet). Additionally, while we anticipate that the Meeting will occur as-planned on September 9, 2020, there is a possibility that, due to the COVID-19 pandemic, the Meeting may be postponed or the location or approach may need to be changed, including the possibility of holding a virtual meeting for the health and safety of all Meeting participants. Should this occur, we will notify you by issuing a press release and filing an announcement with the Securities and Exchange Commission as definitive additional soliciting material. If you plan to attend the Meeting in person, please note that we will be holding the Meeting in accordance with any recommended and required social distancing and safety guidelines, as applicable.

What if my shares are held in a brokerage account?

If your shares are held by your broker, then in order to vote in person at the Meeting, you will need to obtain a “Legal Proxy” from your broker and present it to the Inspector of Elections at the Meeting. Also, in order to revoke your proxy or voting instruction form, you may need to forward your written revocation or a later-dated proxy card/voting instruction form to your broker rather than to the Fund.

Who will pay proxy solicitation costs?

The costs of soliciting proxies, including the fees of a proxy soliciting agent, will be borne approximately two-thirds by the Fund and one-third by TAML, or its affiliates, regardless of whether shareholders approve the Proposals. For more information, please see “FURTHER INFORMATION ABOUT VOTING AND THE MEETING – Solicitation of Proxies.”

¿         THE PROPOSALS

PROPOSAL 1:            TO APPROVE A NEW SUBADVISORY AGREEMENT WITH FRANKLIN TEMPLETON INVESTMENT MANAGEMENT limited

The Board, on behalf of the Fund, unanimously recommends that shareholders of the Fund vote to approve a new Subadvisory Agreement between TAML, as Investment Manager for the Fund, and FTIML (the “FTIML Subadvisory Agreement”).

Why is FTIML recommended to serve as the Fund’s subadviser?

The purpose of the proposed FTIML Subadvisory Agreement is to allow Andrew Ness to serve as a portfolio manager for the Fund. In April 2017, Chetan Sehgal, CFA, Director of Global Emerging Markets and Small Cap Strategies of Templeton Emerging Markets Group and portfolio manager of TAML, began serving as the sole portfolio manager of the Fund as part of a series of new portfolio manager assignments aimed to align portfolio management teams across fund offerings. Mr. Ness is a seasoned emerging markets equity portfolio manager who joined FT in 2018. Since then, he has jointly managed the FT Global Emerging Markets Strategy across FT’s affiliated entities with Mr. Sehgal. Messrs. Sehgal and Ness are currently co-portfolio managers of the Luxembourg and United Kingdom domiciled vehicles within the FT Global Emerging Markets Equity Strategy, which follow a similar investment process to the Fund. Thus, Management is now seeking to add Mr. Ness as a portfolio manager of the Fund. If the FTIML Subadvisory Agreement is approved, Messrs. Sehgal and Ness would serve as co-lead portfolio managers for the Fund. Because Mr. Ness is an employee of FTIML and not of TAML, the Board is being asked to approve FTIML as a subadviser to the Fund in order to allow Mr. Ness to serve as a portfolio manager for the Fund.

The addition of FTIML as a subadviser to the Fund will have no impact on the amount of investment management fees that are paid by the Fund or Fund shareholders because FTIML’s fees will be deducted from the fees that TAML receives from the Fund. Further shareholder approval would be necessary to increase the management fees that are payable by the Fund, which is not contemplated. The approval of the FTIML Subadvisory Agreement for the Fund will not affect how the Fund is managed or the Fund’s investment goal, principal investment strategies or the principal risks associated with an investment in the Fund.

Additional Information about TAML

TAML, with its principal offices at 7 Temasek Boulevard, Suntec Tower One, #38-03, Singapore 038987, is the Investment Manager for the Fund. TAML is organized as a public company limited by shares incorporated in Singapore, and is registered as an investment adviser with the SEC.

TAML serves as the Fund’s Investment Manager pursuant to an amended and restated investment management agreement dated May 1, 2014, as amended as of May 1, 2018. The Board most recently voted to renew the investment management agreement for the Fund on February 25, 2020. The investment management agreement for the Fund was last submitted to the Fund’s sole initial shareholder on July 8, 2002 in connection with the redomestication of the Fund from a Massachusetts business trust to a Delaware statutory trust, which was approved by the Fund’s shareholders at a meeting held on August 26, 2002.

For the fiscal year ended December 31, 2019, the amount of investment management fees paid to TAML by the Fund was $12,102,391, after taking account of TAML’s agreement to waive its fees and reduce its fees to reflect reduced services resulting from the Fund’s investment in a Franklin Templeton money fund. Before any such waivers, the Fund’s investment management fees totaled $14,020,621.

TAML is a wholly owned subsidiary of Franklin Templeton Capital Holdings Private Limited, and an indirect wholly owned subsidiary of Franklin Resources. The following table sets forth the name and principal occupation of the principal executive officers and each director of TAML. Unless otherwise noted, the business address of the principal executive officers and each director in the table below is 7 Temasek Boulevard, Suntec Tower One, #38-03, Singapore 038987.

Name and Address	Position	Principal Occupation
Wai Kwok Wu 17th Floor Chater House 8 Connaught Road Central Hong Kong	Director	Senior Executive Vice President, Senior Managing Director, Deputy Director of Research, Director of Portfolio Administration for Templeton Emerging Markets Group.
Seh Kuan Lim	Director	Chief Accounting Officer – Asia for Corporate Accounting.
Manraj Singh Sekhon	Co-Chief Executive Officer and Director	Chief Investment Officer for Franklin Templeton Emerging Markets Equity Group.
Dora Seow	Co-Chief Executive Officer and Director	Country Head, Singapore, Institutional and Wholesale Business for Southeast Asia.
Tek-Khoan Ong	Director	Senior Executive Vice President, Managing Director and Director of Research for Templeton Emerging Markets Group.

Additional Information about FTIML

FTIML, with its principal offices at Cannon Place, 78 Cannon Street, London, England EC4N 6HL, is organized as a Private Limited Company in England, and is registered as an investment adviser with the SEC.

On May 14, 2020, the Board voted to approve the FTIML Subadvisory Agreement and to submit the FTIML Subadvisory Agreement to the Fund’s shareholders for approval.

FTIML is a wholly owned subsidiary of Franklin Templeton Global Investors Limited, and an indirect wholly owned subsidiary of Franklin Resources. The following table sets forth the name and principal occupation of the principal executive officer and each director of FTIML. Unless otherwise noted, the business address of the principal executive officer and each director in the table below is Cannon Place, 78 Cannon Street, London, England EC4N 6HL.

Name and Address	Position	Principal Occupation
Caroline E. Carroll	Director	Director of Business Administration, EMEA and India Executives.
Paul M. Collins 5 Morrison Street Edinburgh EH3 8BH Scotland	Director	Senior Vice President, Global Head of Trading & Operations for Multi-Asset Solutions.
Kathleen M. Davidson 5 Morrison Street Edinburgh EH3 8BH Scotland	Director	Chief Administration Officer and Director of International Business Development.
Martyn C. Gilbey	Chief Executive Officer and Director	Senior Director & United Kingdom Country Head
William Jackson 5 Morrison Street Edinburgh EH3 8BH Scotland	Director	Senior Vice President, Franklin Templeton Services.
Gwen L. Shaneyfelt One Franklin Parkway San Mateo, CA 94403	Director	Senior Vice President - Chief Accounting Officer, Global Accounting & Tax.

What are the material terms of the FTIML Subadvisory Agreement?

Below is a summary of the material terms of the FTIML Subadvisory Agreement. The following discussion is qualified in its entirety by reference to the FTIML Subadvisory Agreement attached as Exhibit A to this proxy statement.

Services. Subject to the overall policies, direction and review of the Board and subject to the instructions and supervision of TAML, FTIML will provide certain investment advisory services with respect to securities and investments and cash equivalents in the Fund.

Subadvisory Fees. FTIML’s provision of subadvisory services to the Fund will have no impact on the amount of investment management fees that are paid by the Fund or Fund shareholders because the fees that are received by FTIML will be paid directly by TAML. Further, shareholder approval would be necessary to increase the investment management fees that are payable by the Fund, which is not contemplated. The approval of the FTIML Subadvisory Agreement will not affect how the Fund is managed or the Fund’s investment goal, principal investment strategies or the principal risks associated with an investment in the Fund.

Under the FTIML Subadvisory Agreement, TAML would pay FTIML a subadvisory fee of 50% of the “net investment advisory fee” paid by the Fund to TAML. The net investment advisory fee is defined in the FTIML Subadvisory Agreement to equal (i) 96% of an amount equal to the total investment management fee payable to TAML, minus any Fund fees and/or expenses waived and/or reimbursed by TAML, minus (ii) any fees payable by TAML to Franklin Templeton Services, LLC (“FT Services”) for fund administrative services.

Payment of Expenses. During the term of the FTIML Subadvisory Agreement, FTIML will pay all expenses incurred by it in connection with the services to be provided by it under the FTIML Subadvisory Agreement other than the cost of securities (including brokerage commissions, if any) purchased by the Fund.

Brokerage. FTIML will seek to obtain the most favorable price and execution available when placing trades for the Fund’s portfolio transactions. The FTIML Subadvisory Agreement recognizes that FTIML may place orders on behalf of the Fund with a broker who charges a commission for that transaction which is in excess of the amount of commissions that another broker would have charged for effecting that transaction, in recognition of the brokerage and research services that such broker provides, in accordance with the Fund’s policies and procedures, the terms of the Fund’s investment management agreement, the Fund’s prospectus and Statement of Additional Information, and applicable law.

Limitation of Liability. The FTIML Subadvisory Agreement provides that in the absence of willful misfeasance, bad faith, gross negligence, or reckless disregard of its obligations or duties under such agreement on the part of FTIML, neither FTIML nor any of its directors, officers, employees or affiliates will be subject to liability to TAML, the Fund, or to any shareholder of the Fund for any error of judgment or mistake of law or any other act or omission in the course of, or connected with, rendering services thereunder or for any losses that may be sustained in the purchase, holding or sale of any security by the Fund.

Continuance. If shareholders of the Fund approve the FTIML Subadvisory Agreement, the FTIML Subadvisory Agreement will continue in effect for two years from the date of its execution, unless earlier terminated. The FTIML Subadvisory Agreement is thereafter renewable annually for successive periods of twelve (12) months by a vote of a majority of the Fund’s Independent Trustees at a meeting called for the purpose of voting on such approval, and either (a) the affirmative vote of a “majority of the outstanding voting securities” of the Fund, which is defined in the Investment Company Act of 1940, as amended (“1940 Act”), as the lesser of: (A) 67% or more of the voting securities of the Fund present at the Meeting, if the holders of more than 50% of the outstanding voting securities of the Fund are present or represented by proxy; or (B) more than 50% of the outstanding voting securities of the Fund (a “1940 Act Majority Vote”), or (b) a majority of the Board as a whole.

Termination. The FTIML Subadvisory Agreement may be terminated (i) at any time, without payment of any penalty, by the Board upon written notice to TAML and FTIML, or a 1940 Act Majority Vote of the Fund’s shareholders, or (ii) by TAML or FTIML upon not less than sixty (60) days’ written notice to the other party.

What fees were paid by the Fund to affiliates of TAML and FTIML during the most recent fiscal year?

Information regarding the fees paid by the Fund to affiliates of TAML and FTIML during the Fund’s most recently completed fiscal year is provided below, under “ADDITIONAL INFORMATION ABOUT THE FUND.”

What did the Board consider when it approved the FTIML Subadvisory Agreement?

At an in-person meeting held on May 13, 2020 (the “May Board Meeting”), the Board, including a majority of the Independent Trustees, reviewed and approved, and recommended shareholder approval of, the FTIML Subadvisory Agreement between TAML, the Investment Manager, and FTIML, an affiliate of the Investment Manager, on behalf of the Fund, for an initial two year period. The Independent Trustees received advice from and met separately with Independent Trustee counsel in considering whether to approve the FTIML Subadvisory Agreement.

The Board reviewed and considered information provided by the Investment Manager at the May Board Meeting with respect to the FTIML Subadvisory Agreement. The Board also reviewed and considered the factors it deemed relevant in approving the FTIML Subadvisory Agreement, including, but not limited to: (i) the nature, extent, and quality of the services to be provided by FTIML; and (ii) the costs of the services to be provided by FTIML. The Board considered that management proposed that the Board approve the FTIML Subadvisory Agreement in order to facilitate certain portfolio management team enhancements. The Board reviewed and also considered the form of FTIML Subadvisory Agreement and the terms of the FTIML Subadvisory Agreement, which were discussed at the May Board Meeting, noting that the terms and conditions of the FTIML Subadvisory Agreement were substantially identical to the terms and conditions of sub-advisory agreements for other FT mutual funds.

In approving the FTIML Subadvisory Agreement, the Board, including a majority of the Independent Trustees, determined that the terms of the FTIML Subadvisory Agreement are fair and reasonable and that the approval of the FTIML Subadvisory Agreement is in the interests of the Fund and its shareholders. While attention was given to all information furnished, the following discusses some primary factors relevant to the Board’s determination.

Nature, Extent and Quality of Services. The Board reviewed and considered information regarding the nature, extent and quality of investment management services to be provided by FTIML and currently being provided by the Investment Manager and its affiliates to the Fund and its shareholders. In particular, with respect to FTIML, the Board took into account that the FTIML Subadvisory Agreement would not affect how the Fund is managed or the Fund’s investment goal, principal investment strategies or principal risks associated with an investment in the Fund. The Board reviewed and considered information regarding the nature, quality and extent of investment subadvisory services to be provided by FTIML to the Fund and its shareholders under the FTIML Subadvisory Agreement; FTIML’s experience as manager of other funds and accounts, including those within the Franklin Templeton organization; the personnel, operations, financial condition, and investment management capabilities, methodologies and resources of FTIML and FTIML’s capabilities, as demonstrated by, among other things, its policies and procedures designed to prevent violations of the federal securities laws, which had previously been approved by the Board in connection with its oversight of other funds in the FT organization.

The Board also reviewed and considered the benefits provided to Fund shareholders of investing in a fund that is part of the Franklin Templeton family of funds. The Board noted the financial position of Franklin Resources, the parent of the Investment Manager and TAML, and its commitment to the mutual fund business as evidenced by its continued introduction of new funds, reassessment of the fund offerings in response to the market environment and project initiatives and capital investments relating to the services provided to the Fund by the Franklin Templeton organization. The Board specifically noted Franklin Templeton’s commitment to enhancing services and controlling costs, as reflected in its plan to outsource certain administrative functions, and growth opportunities, as evidenced by its upcoming acquisition of the Legg Mason companies. The Board acknowledged the change in leadership at Franklin Resources and the opportunity to hear from Jennifer Johnson, President and Chief Executive Officer of Franklin Resources, about goals she has for the company that will benefit the Fund.

Following consideration of such information, the Board was satisfied with the nature, extent and quality of services to be provided by FTIML to the Fund and its shareholders.

Fund Performance. The Board noted its review and consideration of the performance results of the Fund in connection with the February 2020 annual contract renewal (the “Annual Contract Renewal”) of the Fund’s investment management agreement. The Board recalled its conclusion at that time that the Fund’s performance was satisfactory. The Board also noted the proposed portfolio management team enhancements for the Fund, and determined that, in light of these changes, additional time will be needed to evaluate the effectiveness of management’s actions.

Comparative Fees and Expenses. The Board reviewed and considered information regarding the investment subadvisory fee to be charged by FTIML. The Board noted that the addition of FTIML will have no impact on the amount of management fees that are currently paid by the Fund as FTIML will be paid by the Investment Manager out of the management fee that the Investment Manager receives from the Fund. The Board further noted that the allocation of the fee between the Investment Manager and FTIML reflected the services to be provided by each. The Board concluded that the proposed investment subadvisory fee is  reasonable.

Management Profitability and Economies of Scale. The Board determined that its conclusions regarding profitability and economies of scale reached in connection with the Annual Contract Renewal of the investment management agreement with the Investment Manager had not changed as a result of the proposal to approve the FTIML Subadvisory Agreement.

Conclusion. Based on its review, consideration and evaluation of all factors it believed relevant, including the above-described factors and conclusions, the Board unanimously approved the FTIML Subadvisory Agreement for an initial two year period.

What is the required vote on Proposal 1?

Proposal 1 must be approved by the affirmative 1940 Act Majority Vote of the Fund’s shareholders. If Proposal 1 is approved, the proposed FTIML Subadvisory Agreement is anticipated to become effective for the Fund shortly after the Meeting.

If Proposal 1 is not approved by shareholders of the Fund, the Board will consider what further actions to take, which may include, if Proposal 2 is approved, hiring FTIML as a subadviser and providing notice of such hiring to the Fund’s shareholders pursuant to the Order.  Thus, if Proposal 2 is approved by shareholders, the Board would be able to approve FTIML as a subadviser for the Fund under the Manager of Managers Structure, regardless of whether the Fund’s shareholders approve Proposal 1. If Proposal 2 is not approved, FTIML may only be appointed as a subadviser for the Fund if Proposal 1 is approved.

THE BOARD UNANIMOUSLY RECOMMENDS A
VOTE “FOR” PROPOSAL 1.

PROPOSAL 2:            TO APPROVE THE USE OF A “MANAGER OF MANAGERS” STRUCTURE WHEREBY THE FUND’S INVESTMENT MANAGER WOULD BE ABLE TO HIRE AND REPLACE SUBADVISERS WITHOUT SHAREHOLDER APPROVAL

Background

Pursuant to an investment management agreement between the Fund and the Investment Manager (the “Investment Management Agreement”), the Investment Manager is responsible for, among other items, managing the assets of the Fund and making decisions with respect to the investment of the Fund’s assets and purchases and sales of investment securities on behalf of the Fund, subject to the supervision of the Board.

The Investment Manager is indirectly owned by Franklin Resources. Many of Franklin Resources’ subsidiaries that provide investment management services (together, the “Investment Manager Affiliates,” and each, an “Investment Manager Affiliate”) are organized under the laws of different jurisdictions throughout the world for sales, client servicing and tax purposes. Franklin Resources operates the Investment Manager Affiliates on a unified basis. For example, the Investment Manager Affiliates generally share order management systems, investment operations support and many compliance policies and procedures. While each Investment Manager Affiliate has its own personnel and resources, including portfolio managers and analysts, and offers specialized management services to clients, the Investment Manager Affiliates generally share support personnel, such as with respect to tax, legal and accounting matters. Depending on the strategy for a particular fund, the fund’s investment manager may wish to use the portfolio management and trading expertise of personnel employed by an Investment Manager Affiliate in other global locations, thereby providing to fund shareholders the full benefit of the global resources of Franklin Resources. Alternatively, a fund’s investment manager may wish to provide the fund with the skill and expertise of a subadviser that is not affiliated in any way with Franklin Resources or the fund’s investment manager.

Provisions of the 1940 Act that apply to the Fund require that investment management agreements between funds and their investment managers (including subadvisers) be approved by shareholders. The SEC, however, has issued an exemptive order (the “Order”) to Franklin Advisers, Inc. (“FAI”), a wholly owned subsidiary of Franklin Resources, that permits FAI, and any Investment Manager Affiliates (such as the Investment Manager) and any existing or future registered open-end investment company or series advised by FAI or the Investment Manager Affiliates to hire certain new subadvisers without obtaining shareholder approval (the “Manager of Managers Structure”). Under the Order, the hiring of new subadvisers remains subject to the approval of the Board, including a majority of the Independent Trustees, as well as certain other conditions. The Order would allow the Investment Manager to hire, without shareholder approval, new subadvisers that are affiliated with the Investment Manager (e.g., the Investment Manager and the subadviser are both wholly owned, directly or indirectly, by the same corporate parent), and new subadvisers that are not affiliated with the Investment Manager in any way. Under the Order, the Fund must disclose to its shareholders the aggregate fees paid by the Investment Manager to affiliated subadvisers and to unaffiliated subadvisers and the fee paid to each affiliated subadviser. Before the Fund may rely on the Order, the Fund’s use of the Manager of Managers Structure must be approved by a “majority of the outstanding voting securities” of the Fund, as defined in the 1940 Act and discussed below.

Why am I being asked to vote on this Proposal?

The Board determined to seek shareholder approval of the Manager of Managers Structure in reliance on the Order in connection with the Meeting, which otherwise was called to vote on other matters described in this proxy statement, in order to avoid additional meeting and proxy solicitation costs in the future, in the event that the Investment Manager, with the approval of the Board, including a majority of the Independent Trustees, determines that the use of the Manager of Managers Structure is in the best interests of the Fund. The process of seeking shareholder approval of the Manager of Managers Structure in the future could cause delays in executing changes that the Board and the Investment Manager have determined are in the best interests of the Fund. Seeking shareholder approval typically involves additional expenses, such as hiring a proxy solicitor.

Any new fund launched by FT typically will allow for the Manager of Managers Structure. However, because the Fund was launched before the Order was received, shareholder approval is now required for the Fund to use the Manager of Managers Structure in reliance on the Order.

The Investment Manager currently does not intend to use the Manager of Managers Structure for the Fund because near-term changes to the portfolio management structure for the Fund are not anticipated, other than as described in Proposal 1 above. However, as noted above, Franklin Resources is a global investment management organization with offices and Investment Manager Affiliates located around the world. From time to time, a portfolio manager may relocate from one Investment Manager Affiliate to another in order to gain further experience, or the Investment Manager may believe it would be beneficial to the Fund to have access to the investment management expertise of another Investment Manager Affiliate. If the Fund were permitted to rely on the Order, such investment management changes could be effected with Board approval, but without the time and expense associated with obtaining shareholder approval. For example, as discussed in Proposal 1, shareholders of the Fund are being asked to approve a new subadvisory agreement for the Fund, in order to allow Mr. Ness to serve as a portfolio manager for the Fund.

How will the Manager of Managers Structure Operate?

Under the Manager of Managers Structure, the Investment Manager will be permitted to appoint and replace subadvisers for the Fund and to enter into and approve amendments to subadvisory agreements without first obtaining shareholder approval. However, the Board, including a majority of the Independent Trustees, must approve any new subadviser and any new or amended subadvisory agreement for the Fund. In addition, if the Manager of Managers Structure is approved for the Fund, the Fund’s investment management agreement will be amended to allow for subadvisory agreements that are not approved by shareholders.

Under the Manager of Managers Structure, the Investment Manager would have the overall responsibility, subject to oversight by the Board, to oversee the subadvisers and recommend their hiring, termination and replacement. Specifically, the Order requires the Investment Manager to, subject to the review and approval of the Board, including a majority of the Independent Trustees: (a) set the Fund’s overall investment strategy; (b) evaluate, select and recommend subadvisers to manage all or a portion of the Fund’s assets; and (c) implement procedures reasonably designed to ensure that each subadviser complies with the Fund’s investment goal, policies and restrictions. In addition, subject to the review by the Board, the Investment Manager is required to: (a) when appropriate, allocate and reallocate the Fund’s assets among multiple subadvisers; and (b) monitor and evaluate the performance of the subadvisers. The replacement of the Investment Manager or the imposition of material changes to the Fund’s investment management agreement, other than as discussed above, would, however, require prior shareholder approval.

If the Investment Manager, with the approval of the Board, including a majority of the Independent Trustees, determines that the use of the Manager of Managers Structure is in the best interests of the Fund, the Manager of Managers Structure would without obtaining shareholder approval: (1) enable a new subadviser to commence providing services to the Fund more quickly and with less potential expense to the Fund; (2) permit the Investment Manager to allocate and reallocate the Fund’s assets among itself and one or more subadvisers; and (3) permit the Board to approve material changes to a subadvisory agreement. Under the Manager of Managers Structure, upon receiving approval of the Board, including a majority of the Independent Trustees, subadvisers selected by the Investment Manager could immediately manage the Fund’s assets. The Fund would, however, inform shareholders of the hiring of any new subadviser within 90 days after hiring the subadviser.

How does this Proposal affect my fees as a shareholder of the Fund?

Approval of this Proposal will not affect your fees as a shareholder of the Fund. The Manager of Managers Structure will not at any time entail an increase in the investment management fees paid by the Fund. Further shareholder approval would be necessary to increase the investment management fees that are payable by the Fund, which is not contemplated.

How does this Proposal affect my right to vote on subadvisory agreements?

If Proposal 2 is approved for the Fund, and the Board and the Investment Manager believe that the use of one or more subadvisers would be in the best interests of the Fund, the Fund’s shareholders generally would not be asked to approve hiring a subadviser for the Fund, assuming that the conditions of the Order are met. Rather, the Investment Manager, with the approval of the Board, including a majority of the Independent Trustees, would be able to appoint subadvisers and make appropriate changes to the subadvisory agreements without seeking shareholder approval. The Fund would, however, inform shareholders of the hiring of any new subadviser within 90 days after the hiring of the subadviser.

If Proposal 1 is not approved by shareholders of the Fund, the Board will consider what further actions to take, which may include, if Proposal 2 is approved, hiring FTIML as a subadviser and providing notice of such hiring to the Fund’s shareholders pursuant to the Order.  Thus, if Proposal 2 is approved by shareholders, the Board would be able to approve FTIML as a subadviser for the Fund under the Manager of Managers Structure, regardless of whether the Fund’s shareholders approve Proposal 1. If Proposal 2 is not approved, FTIML may only be appointed as a subadviser for the Fund if Proposal 1 is approved.

Why did the Board approve the Manager of Managers Structure?

The Board, including a majority of the Independent Trustees, approved the Manager of Managers Structure and is recommending that shareholders approve the Manager of Managers Structure in reliance on the Order at the Meeting in order to avoid additional meeting and proxy solicitation costs in the future, in the event that the Investment Manager, with the approval of the Board, including a majority of the Independent Trustees, determines that it is in the best interests of the Fund to use the Manager of Managers Structure.

What is the required vote on Proposal 2?

Before the Fund may rely on the Order, the operation of the Fund using the Manager of Managers Structure must be approved by the affirmative 1940 Act Majority Vote of the Fund’s shareholders. If Proposal 2 is approved by shareholders, the Board would be able to approve a subadviser for the Fund under the Manager of Managers Structure, regardless of whether the Fund’s shareholders approve the subadvisory agreement described in Proposal 1 above. The approval of Proposal 2 includes amending the Fund’s investment management agreement to allow for subadvisory agreements that are not approved by shareholders.

If Proposal 2 is not approved by the Fund’s shareholders, then the Investment Manager would only be able to enter into new or amended subadvisory agreements with shareholder approval, potentially causing delay and expense in making a change deemed beneficial to the Fund and its shareholders by the Board and the Fund’s Investment Manager. Similarly, if Proposal 2 is not approved, the Fund’s investment management agreement will not be amended as noted above.

THE BOARD UNANIMOUSLY RECOMMENDS A
VOTE “FOR” PROPOSAL 2.

PROPOSAL 3:            TO approve a change in the fund’s classification from a diversified to non-diversified fund

Background

            The 1940 Act requires each investment company to classify itself as either a “diversified” or “non-diversified” fund and recite in its registration statement its classification. If a fund is “diversified,” it may not purchase the securities of any one issuer if, at the time of purchase, with respect to 75% of the fund’s total assets, more than 5% of its total assets would be invested in the securities of that issuer, or the fund would own or hold more than 10% of the outstanding voting securities of that issuer. Up to 25% of a fund’s total assets may be invested without regard to these limitations. These limitations do not apply to securities issued or guaranteed as to principal or interest by the U.S. government or any of its agencies or instrumentalities, or to the securities of other investment companies. A non-diversified fund is any fund that does not meet the diversification requirements of the 1940 Act.

The Fund is currently classified as a “diversified” fund and has the following fundamental investment restriction regarding diversification:

[The Fund may not:]  Purchase the securities of any one issuer (other than the U.S. government or any of its agencies or instrumentalities or securities of other investment companies, whether registered or excluded from registration under Section 3(c) of the 1940 Act) if immediately after such investment (i) more than 5% of the value of the Fund’s total assets would be invested in such issuer or (ii) more than 10% of the outstanding voting securities of such issuer would be owned by the Fund, except that up to 25% of the value of the Fund’s total assets may be invested without regard to such 5% and 10% limitations.

The Fund’s classification as a “diversified” fund and its current fundamental investment policy on diversification set forth above may not be changed or eliminated without shareholder approval. The Fund has been classified as a “diversified” fund since its inception. However, the asset class in which the Fund invests, the developing markets equity asset class, has experienced fundamental changes that have made it difficult for the Fund to pursue its existing investment strategy while maintaining its diversification status. Over the course of the last ten years, the developing markets equity asset class has become increasingly dominated by certain large companies as a result of new companies being added to the developing markets investment universe, as well as the significant outperformance of some of these companies, which has resulted in a higher level of concentration of these companies in the Fund’s asset class. In other words, these companies now represent a large percentage of the investment universe in which the Fund invests.

Due to these structural changes to the Fund’s investment universe, the Fund is not able to take as large of positions in these companies that the Investment Manager believes is beneficial for the Fund’s portfolio because it is limited in doing so to maintain its diversified status. (For a diversified fund, all investments greater than 5% in any one issuer may not exceed, in the aggregate, 25% of the fund’s assets.) Thus, changing the Fund’s classification to non-diversified would provide the Fund with the flexibility to pursue its investment strategy given that the Investment Manager believes the high level of concentration in the Fund’s asset class will remain for the foreseeable future. As a non-diversified fund, the Fund could invest a greater portion of its assets in any one issuer and could invest overall in a smaller number of issuers than a diversified fund.

Therefore, shareholders are being asked to approve the Proposal to change the Fund’s classification from “diversified” to “non-diversified,” which includes eliminating its current fundamental investment restriction regarding diversification.

What effect will changing the Fund’s status from “diversified” to “non-diversified” have on the Fund?

If the Proposal is approved by shareholders, the Fund would maintain a portfolio that complies with non-diversification status. However, the Fund would limit its investments greater than 5% in any one issuer to no more than 50% of its assets (rather than the 25% limit imposed upon diversified funds) to continue to comply with the tax diversification requirements of Subchapter M of the Internal Revenue Code. The 1940 Act diversification requirements are similar to, but, are separate and apart from the diversification requirements that the Fund complies with to quality for special tax treatment as set forth in Subchapter M of the Internal Revenue Code. The Proposal does not in any way affect the Fund’s ability to comply with Subchapter M.

Because a non-diversified fund generally invests a greater portion of its assets in the securities of one or more issuers and/or invests overall in a smaller number of issuers than a diversified fund, a non-diversified fund may be subject to additional risks.  Specifically, the Fund may be more sensitive to a single economic, business, political, regulatory or other occurrence or to the financial results of a single issuer than a more diversified fund might be, which may result in greater fluctuation in the value of the Fund’s shares.

What is the required vote on Proposal 3?

To approve Proposal 3, the Fund must receive the affirmative 1940 Act Majority Vote of its shareholders.

If Proposal 3 is not approved by shareholders, the Fund’s classification as a diversified fund and its related fundamental investment restriction will remain in effect.

THE BOARD UNANIMOUSLY RECOMMENDS a VOTE
“FOR” PROPOSAL 3.

¿         ADDITIONAL INFORMATION ABOUT THE FUND

The Administrator. Pursuant to a subcontract for fund administration services with the Investment Manager, FT Services provides certain administrative functions for the Fund. FT Services, with its principal address at One Franklin Parkway, San Mateo, California 94403-1906, is an indirect, wholly owned subsidiary of Franklin Resources and an affiliate of the Investment Manager and the Fund’s principal underwriter. The fee for administrative services provided by FT Services is paid by the Investment Manager based on the Fund’s average daily net assets, and is not an additional expense of the Fund. JPMorgan Chase & Co. (“JPMC”), 270 Park Avenue, New York, NY 10017, has an agreement with FT Services to provide certain sub-administrative services for the Fund.

The Investment Manager paid FT Services administrative fees of $1,589,349 during the Fund’s most recently completed fiscal year for services provided to the Fund. FT Services pays JPMC a fee for the sub-administrative services it provides to the Fund from the fee it receives from the Investment Manager.

FT Services will continue to provide administrative services to the Fund after the Meeting.

The Underwriter. The principal underwriter for the Fund is Franklin Templeton Distributors, Inc. (“FT Distributors”), with its principal address at One Franklin Parkway, San Mateo, California 94403-1906. As principal underwriter, Distributors receives (i) underwriting commissions in connection with the sale or redemption of Fund shares and (ii) 12b-1 fees pursuant to separate Rule 12b-1 plans adopted by the Board, which fees are used for, among other things, advertising expenses and the costs of printing sales material and prospectuses used to offer shares to the public.

For the fiscal year ended December 31, 2019, the aggregate amount of Rule 12b-1 fees received by FT Distributors from the Class A, Class C and Class R shares of the Fund were $3,177,254.

FT Distributors does not receive compensation from the Fund for acting as the principal underwriter for the Fund’s Class R6 and Advisor Class shares.

FT Distributors will continue to act as principal underwriter for the Fund after the Meeting.

The Transfer Agent. The transfer agent and shareholder servicing agent for the Fund is Franklin Templeton Investor Services, LLC (“FTIS”), located at 3344 Quality Drive, Rancho Cordova, California 95670-7313. The transfer agent fees paid by the Fund during the fiscal year ended December 31, 2019, and the amount of such fees retained by FTIS, were $1,972,270 and $867,930, respectively. FTIS will continue to act as transfer agent and shareholder servicing agent for the Fund after the Meeting.

The Custodian. The custodian for the Fund is JPMorgan Chase Bank, 270 Park Avenue, New York, New York 10017-2070.

Other Matters. The Fund’s audited financial statements and annual report for its fiscal year ended December 31, 2019, and any subsequent semi-annual report to shareholders, are available free of charge. To obtain a copy, please contact your financial advisor, call (800) DIAL BEN® ((800) 342-5236) or forward a written request to Franklin Templeton Investor Services, LLC, P.O. Box 33030, St. Petersburg, Florida 33733-8030.

Shareholders Sharing the Same Address. If two or more shareholders share the same address, only one copy of this proxy statement is being delivered to that address, unless the Fund has received contrary instructions from one or more of the shareholders at that shared address. Upon written or oral request, the Fund will deliver promptly a separate copy of this proxy statement to a shareholder at a shared address. Please call (800) DIAL BEN® ((800) 342-5236) or forward a written request to Franklin Templeton Investor Services, LLC, P.O. Box 33030, St. Petersburg, Florida 33733-8030, if you would like to (1) receive a separate copy of this proxy statement; (2) receive your annual reports or proxy statements separately in the future; or (3) request delivery of a single copy of annual reports or proxy statements if you are currently receiving multiple copies at a shared address.

Outstanding Shares and Principal Shareholders. The outstanding shares and classes of the Fund as of June 19, 2020 were as follows:

Class	Number of Outstanding Shares
Class A Shares	45,770,566.26
Class C Shares	2,279,400.99
Class R Shares	833,786.02
Class R6 Shares	8,659,804.68
Advisor Class Shares	8,574,873.75
Total	66,118,431.70

The names and addresses of shareholders that owned beneficially 5% or more of the outstanding shares of the Fund are set forth in Exhibit B. From time to time, the number of shares held in “street name” accounts of various securities dealers for the benefit of their clients may exceed 5% of the total shares outstanding of any class of the Fund. To the knowledge of the Fund’s management, as of the Record Date, there were no other entities, except as set forth in Exhibit B, owning beneficially more than 5% of the outstanding shares of any class of the Fund.

Contacting the Board. If a shareholder wishes to send a communication to the Board, such correspondence should be in writing and addressed to the Board at the Fund’s offices as follows: Templeton Developing Markets Trust — 300 S.E. 2nd Street, Fort Lauderdale, FL 33301-1923, Attention: Secretary. The correspondence will be given to the Board for review and consideration.

¿         FURTHER INFORMATION ABOUT VOTING AND THE MEETING

Solicitation of Proxies. Your vote is being solicited by the Board. AST Fund Solutions, LLC (the “Solicitor”) has been engaged to assist in the solicitation of proxies. The cost of soliciting proxies, including the fees of a proxy soliciting agent, is estimated to be approximately $938,500 and will be borne approximately two-thirds (approximately $628,795) by the Fund and one-third (approximately $309,705) by the Investment Manager or its affiliates.

As the date of the Meeting approaches, certain Fund shareholders may receive a telephone call from a representative of the Solicitor if their votes have not yet been received. The Fund reimburses brokerage firms and others for their expenses in forwarding proxy materials to the beneficial owners of shares of the Fund and soliciting them to execute voting instructions. The Fund expects that the solicitation will be primarily by mail, but may also include telephone, facsimile, electronic or other means of communication. Trustees and officers of the Fund, and regular employees and agents of the Fund’s Investment Manager or its affiliates, involved in the solicitation of the proxies are not reimbursed.

Authorization to permit the Solicitor to execute proxies may be obtained by telephonic instructions from eligible shareholders of the Fund. Proxies that are obtained telephonically will be recorded in accordance with the procedures set forth below. The Fund believes that these procedures are reasonably designed to ensure that both the identity of the shareholder casting the vote and the voting instructions of the shareholder are accurately determined.

In all cases where a telephonic proxy is solicited, the Solicitor representative is required to ask for each shareholder’s full name and address and to confirm that the shareholder has received the proxy materials in the mail or by other acceptable means. If the shareholder is a corporation or other entity, the Solicitor representative is required to ask for the person’s title and confirmation that the person is authorized to direct the voting of the shares. If the information elicited accords with the information provided to the Solicitor, then the Solicitor may ask for the shareholder’s instructions on the Proposals. Although the Solicitor representative is permitted to answer questions about the process, he or she is not permitted to recommend to the shareholder how to vote, other than to read any recommendation set forth in this proxy statement. The Solicitor will record the shareholder’s instructions on the proxy card. Within 72 hours, the shareholder will be sent a letter to confirm his or her vote and asking the shareholder to call the Solicitor immediately if his or her instructions are not correctly reflected in the confirmation.

A shareholder may also vote by submitting the proxy card(s) or voting instruction form(s) originally sent with this proxy statement by mail, via telephone, via the Internet or by attending the Meeting in person.

Voting by Broker-Dealers. The Fund expects that, before the Meeting, broker-dealer firms holding shares of the Fund in “street name” for the broker-dealer firms’ customers will request voting instructions from their customers and beneficial owners. Certain broker-dealers may exercise discretion over shares held in the broker-dealer firms’ names for which no instructions are received by voting these shares in the same proportion as the broker-dealer firms vote shares for which they received instructions.

Quorum. The holders of 40% of the outstanding shares of the Fund entitled to vote at the Meeting, present in person or represented by proxy, constitutes a quorum at the Meeting for purposes of acting upon the Proposals. The shares over which broker-dealers have discretionary voting power, the shares that represent “broker non-votes” (i.e., shares held by brokers or nominees as to which (i) instructions have not been received from the beneficial owners or persons entitled to vote, and (ii) the broker or nominee does not have discretionary voting power on matters other than election of board members) and the shares whose proxies reflect an abstention on any item will all be counted as shares present and entitled to vote for purposes of determining whether the required quorum of shares exists.

Method of Tabulation. The vote required to approve each Proposal is set forth in the discussion of the Proposals above.

An “abstention” occurs when a shareholder has affirmatively designated to abstain from voting on a Proposal.  Generally, abstentions and broker non-votes will be treated as votes present at the Meeting, but will not be treated as votes cast. Therefore, abstentions and broker non-votes may have the same effect as a vote “against” the Proposals.

Simultaneous Meetings. The Meeting is to be held at the same time as the meetings of shareholders of other U.S. registered investment companies in the FT fund complex. If any shareholder at the Meeting objects to the holding of simultaneous meetings and moves for an adjournment of the Meeting to a time promptly after the simultaneous meetings, the persons designated as proxies will vote in favor of such adjournment.

Adjournment. The Meeting may be adjourned from time to time for any reason whatsoever by vote of the holders of a majority of the shares present (in person or by proxy and entitled to vote at the Meeting), or by the Chairman of the Board or certain officers, whether or not a quorum is present. Such authority to adjourn the Meeting may be used in the event that a quorum is not present at the Meeting, or in the event that a quorum is present but sufficient votes have not been received to approve a Proposal, or for any other reason consistent with applicable state law and the Fund’s By-Laws, including to allow for the further solicitation of proxies. Any adjournment may be made with respect to any business which might have been transacted at the Meeting, and any adjournment will not delay or otherwise affect the effectiveness and validity of any business transacted at the Meeting prior to adjournment. The persons designated as proxies may use their discretionary authority to vote as instructed by management of the Fund on questions of adjournment and on any other proposals raised at the Meeting to the extent permitted by the SEC’s proxy rules, including proposals for which management of the Fund did not have timely notice, as set forth in the SEC’s proxy rules.

Shareholder Proposals. The Fund is not required and does not intend to hold regular annual meetings of shareholders. A shareholder who wishes to submit a proposal for consideration for inclusion in the Fund’s proxy statement for the next meeting of shareholders should send his or her written proposal to the Fund’s offices: Templeton Developing Market Trust — 300 S.E. 2nd Street, Fort Lauderdale, FL 33301-1923, Attention: Secretary, so that it is received within a reasonable time before the Fund begins to print and send its proxy materials for such meeting. A shareholder proposal may be presented at a meeting of shareholders only if such proposal concerns a matter that may be properly brought before the meeting under applicable federal securities laws, state law and the Fund’s governing instruments. Submission of a proposal by a shareholder does not guarantee that the proposal will be included in the Fund’s proxy statement or presented at the meeting.

No business other than the matters described above is expected to come before the Meeting, but should any other matter requiring a vote of shareholders properly come before the Meeting, including any questions as to an adjournment or postponement of the Meeting, the persons designated as proxies named on the enclosed proxy card will vote on such matters in accordance with the views of management.

By Order of the Board of Trustees,

Lori A. Weber
Secretary and Vice President

July 20, 2020

EXHIBIT A

SUBADVISORY AGREEMENT

TEMPLETON DEVELOPING MARKETS TRUST

THIS SUB-ADVISORY AGREEMENT (the “Agreement”), made as of the [__] day of [______] 2020, by and between TEMPLETON ASSET MANAGEMENT LTD., a public company limited by shares incorporated in Singapore (“TAML”), and FRANKLIN TEMPLETON INVESTMENT MANAGEMENT LIMITED, a company limited by shares incorporated in England (“FTIML”).

WITNESSETH

WHEREAS, TAML and FTIML are each registered as an investment adviser under the Investment Advisers Act of 1940, as amended (the “Advisers Act”), and are engaged in the business of supplying investment management services, as an independent contractor;

WHEREAS, TAML, pursuant to an investment management agreement (“Investment Management Agreement”), has been retained to render investment management services to Templeton Developing Markets Trust (the “Fund”), an investment management company registered with the U.S. Securities and Exchange Commission (the “SEC”) pursuant to the Investment Company Act of 1940, as amended (the “1940 Act”); and

WHEREAS, TAML desires to retain FTIML to render investment advisory, research and related services to the Fund pursuant to the terms and provisions of this Agreement, and FTIML is interested in furnishing said services.

NOW, THEREFORE, in consideration of the covenants and the mutual promises hereinafter set forth, the parties hereto, intending to be legally bound hereby, mutually agree as follows:

1.    TAML hereby retains FTIML, and FTIML hereby accepts such engagement, to furnish certain investment advisory services with respect to the assets of the Fund, as more fully set forth herein.

a.    Subject to the overall policies, direction and review of the Fund’s Board of Trustees (the “Board”) and to the instructions and supervision of TAML, FTIML agrees to provide certain investment advisory services with respect to securities and investments and cash equivalents in the Fund. TAML will continue to have full responsibility for all investment advisory services provided to the Fund.

b.    Both FTIML and TAML may place all purchase and sale orders on behalf of the Fund.

c.    Unless otherwise instructed by TAML or the Board, and subject to the provisions of this Agreement and to any guidelines or limitations specified from time to time by TAML or by the Board, FTIML shall report daily all transactions effected by FTIML on behalf of the Fund to TAML and to other entities as reasonably directed by TAML or the Board.

d.    For the term of this Agreement, FTIML shall provide the Board at least quarterly, in advance of the regular meetings of the Board, a report of its activities hereunder on behalf of the Fund and its proposed strategy for the next quarter, all in such form and detail as requested by the Board. Any team members shall also be available to attend such meetings of the Board as the Board may reasonably request.

e.    In performing its services under this Agreement, FTIML shall adhere to the Fund’s investment objective, policies and restrictions as contained in the Fund’s Prospectus and Statement of Additional Information, and in the Fund’s Agreement and Declaration of Trust, and to the investment guidelines most recently established by TAML and shall comply with the provisions of the 1940 Act and the rules and regulations of the SEC thereunder in all material respects and with the provisions of the United States Internal Revenue Code of 1986, as amended, which are applicable to regulated investment companies.

f.    In carrying out its duties hereunder, FTIML shall comply with all reasonable instructions of the Fund or TAML in connection therewith.

2.    In performing the services described above, FTIML shall use its best efforts to obtain for the Fund the most favorable price and execution available. Subject to prior authorization of appropriate policies and procedures by the Board, FTIML may, to the extent authorized by law and in accordance with the terms of the Fund’s Investment Management Agreement, Prospectus and Statement of Additional Information, cause the Fund to pay a broker who provides brokerage and research services an amount of commission for effecting a portfolio investment transaction in excess of the amount of commission another broker would have charged for effecting that transaction, in recognition of the brokerage and research services that such broker provides, viewed in terms of either the particular transaction or FTIML’s overall responsibilities with respect to accounts managed by FTIML. FTIML may use for the benefit of its other clients any such brokerage and research services that FTIML obtains from brokers or dealers. To the extent authorized by applicable law, FTIML shall not be deemed to have acted unlawfully or to have breached any duty created by this Agreement or otherwise solely by reason of such action.

3.    a.    TAML shall pay to FTIML a monthly fee in U.S. dollars equal to 50% of the net investment advisory fee payable by the Fund to TAML (the “Net Investment Advisory Fee”), calculated daily, as compensation for the services rendered and obligations assumed by FTIML during the preceding month.

For purposes of this Agreement, the Net Investment Advisory Fee payable by the Fund to TAML shall equal (i) 96% of an amount equal to the total investment management fees payable to TAML, minus any Fund fees and/or expenses waived or reimbursed by TAML, minus (ii) any fees payable by TAML to Franklin Templeton Services, LLC for fund administrative services.

The sub-advisory fee under this Agreement shall be payable on the first business day of the first month following the effective day of this Agreement and shall be reduced by the amount of any advance payments made by TAML relating to the previous month.

b.    If this Agreement is terminated prior to the end of any month, the monthly fee shall be prorated for the portion of any month in which this Agreement is in effect which is not a complete month according to the proportion which the number of calendar days in the month during which the Agreement is in effect bears to the total number of calendar days in the month, and shall be payable within 10 days after the date of termination.

4.    It is understood that the services provided by FTIML are not to be deemed exclusive. TAML acknowledges that FTIML may have investment responsibilities, render investment advice to, or perform other investment advisory services to other investment companies and clients, which may invest in the same type of securities as the Fund (collectively, “Clients”). TAML agrees that FTIML may give advice or exercise investment responsibility and take such other action with respect to such Clients which may differ from advice given or the timing or nature of action taken with respect to the Fund. In providing services, FTIML may use information furnished by others to TAML and FTIML in providing services to other such Clients.

5.    FTIML agrees to use its best efforts in performing the services to be provided by it pursuant to this Agreement.

6.    During the term of this Agreement, FTIML will pay all expenses incurred by it in connection with the services to be provided by it under this Agreement other than the cost of securities (including brokerage commissions, if any) purchased for the Fund. The Fund and TAML will be responsible for all of their respective expenses and liabilities.

7.    FTIML shall, unless otherwise expressly provided and authorized, have no authority to act for or represent TAML or the Fund in any way, or in any way be deemed an agent for TAML or the Fund.

8.    FTIML will treat confidentially and as proprietary information of the Fund all records and other information relative to the Fund and prior, present or potential shareholders, and will not use such records and information for any purpose other than performance of its responsibilities and duties hereunder, except after prior notification to and approval in writing by the Fund, which approval shall not be unreasonably withheld and may not be withheld where FTIML may be exposed to civil or criminal contempt proceedings for failure to comply when requested to divulge such information by duly constituted authorities, or when so requested by the Fund.

9.    This Agreement shall become effective as of the date first written above and shall continue in effect for two years. If not sooner terminated, this Agreement shall continue in effect for successive periods not exceeding 12 months each thereafter, provided that each such continuance shall be specifically approved at least annually by the vote of a majority of the Fund’s Board of Trustees who are not parties to this Agreement or “interested persons” (as defined in the 1940 Act) of any such party, cast at a meeting called for the purpose of voting on such approval, and either the vote of (a) a majority of the outstanding voting securities of the Fund, as defined in the 1940 Act, or (b) a majority of the Fund’s Board of Trustees as a whole.

10.    a.    Notwithstanding the foregoing, this Agreement may be terminated (i) at any time, without the payment of any penalty, by the Board upon written notice to TAML and FTIML, or by vote of a majority of the outstanding voting securities of the Fund, as defined in the 1940 Act, or (ii) by TAML or FTIML upon not less than sixty (60) days’ written notice to the other party.

b.    This Agreement shall terminate automatically in the event of any assignment thereof, as defined in the 1940 Act, and in the event of any termination or assignment of the Investment Management Agreement between TAML and the Fund. (“Assignment” has the meaning set forth in the 1940 Act.)

11.    a.    In the absence of willful misfeasance, bad faith, gross negligence, or reckless disregard of its obligations or duties hereunder on the part of FTIML, neither FTIML nor any of its directors, officers, employees or affiliates shall be subject to liability to TAML or the Fund or to any shareholder of the Fund for any error of judgment or mistake of law or any other act or omission in the course of, or connected with, rendering services hereunder or for any losses that may be sustained in the purchase, holding or sale of any security by the Fund.

b.    Notwithstanding paragraph 11(a), to the extent that TAML is found by a court of competent jurisdiction, or the SEC or any other regulatory agency, to be liable to the Fund or any shareholder (a “liability”) for any acts undertaken by FTIML pursuant to authority delegated as described in Paragraph 1(a), FTIML shall indemnify TAML and each of its affiliates, officers, directors and employees (each a “Franklin Indemnified Party”) harmless from, against, for and in respect of all losses, damages, costs and expenses incurred by a Franklin Indemnified Party with respect to such liability, together with all legal and other expenses reasonably incurred by any such Franklin Indemnified Party, in connection with such liability.

c.    No provision of this Agreement shall be construed to protect any director or officer of TAML or FTIML from liability in violation of Sections 17(h) or (i), respectively, of the 1940 Act.

12.    In compliance with the requirements of Rule 31a-3 under the 1940 Act, FTIML hereby agrees that all records which it maintains for the Fund are the property of the Fund and further agrees to surrender promptly to the Fund, or to any third party at the Fund’s direction, any of such records upon the Fund’s request. FTIML further agrees to preserve for periods prescribed by Rule 31a-2 under the 1940 Act the records required to be maintained by Rule 31a-1 under the 1940 Act.

13.    Upon termination of FTIML’s engagement under this Agreement or at the Fund’s direction, FTIML shall forthwith deliver to the Fund, or to any third party at the Fund’s direction, all records, documents and books of accounts which are in the possession or control of FTIML and relate directly and exclusively to the performance by FTIML of its obligations under this Agreement; provided, however, that FTIML shall be permitted to keep such records or copies thereof for such periods of time as are necessary to comply with applicable laws, in which case FTIML shall provide the Fund or a designated third party with copies of such retained documents unless providing such copies would contravene such rules, regulations and laws.

Termination of this Agreement or FTIML’s engagement hereunder shall be without prejudice to the rights and liabilities created hereunder prior to such termination.

14.    If any provision of this Agreement shall be held or made invalid by a court decision, statute, rule or otherwise, in whole or in part, the other provisions hereof shall remain in full force and effect. Invalid provisions shall, in accordance with the intent and purpose of this Agreement, be replaced by such valid provisions which in their economic effect come as closely as legally possible to such invalid provisions.

15.    Any notice or other communication required to be given pursuant to this Agreement shall be in writing and given by personal delivery, pre-paid registered mail or nationally-recognized overnight delivery service, or by facsimile transmission and shall be effective upon receipt. Notices and communications shall be given:

(i)    to TAML:

7 Temasek Boulevard
#38-03 Suntec Tower One
Singapore 038987
Facsimile: [__________]

(ii)    to FTIML:

Cannon Place
78 Cannon Street
London, England EC4N 6HL
United Kingdom
Facsimile: [____________]

16.    This Agreement shall be interpreted in accordance with and governed by the laws of the State of California.

17.    FTIML acknowledges that it has received notice of and accepts the limitations of the Fund’s liability as set forth in its Agreement and Declaration of Trust. FTIML agrees that the Fund’s obligations hereunder shall be limited to the assets of the Fund; and that FTIML shall not seek satisfaction of any such obligation from any shareholders of the Fund or from any trustee, officer, employee or agent of the Fund.

18.     Where the effect of a requirement of the 1940 Act or the Advisers Act reflected in any provision of the Agreement is revised by rule, regulation or order of the SEC, such provision shall be deemed to incorporate the effect of such rule, regulation or order.

IN WITNESS WHEREOF, the parties hereto have caused this Agreement to be duly executed by their duly authorized officers.

TEMPLETON ASSET MANAGEMENT LTD.

By:
Name: [Name]
Title: [Title]

FRANKLIN TEMPLETON INVESTMENT MANAGEMENT LIMITED

By:
Name: [Name]
Title: [Title]

Exhibit B

PRINCIPAL HOLDERS OF FUND SHARES AS OF JUNE 19, 2020

As of June 19, 2020, the following shareholders owned beneficially 5% or more of the outstanding shares of the Fund. For purposes of the 1940 Act, any person who owns, directly or through one or more controlled companies, more than 25% of the voting securities of a company is presumed to “control” such company. Accordingly, to the extent that a shareholder identified in the following table as the beneficial owner and holder of record of more than 25% of the outstanding voting securities of the Fund and has voting and/or investment power, the shareholder may be presumed to control the Fund.

Name and Address	Share Amount	Percentage of Class (%)
Class A Shares
Morgan Stanley Smith Barney LLC* 1 New York Plaza, Floor 12 New York, NY 10004-1901	2,914,058.30	6.37
Edward Jones & Co.* 12555 Manchester Road St. Louis, MO 63131-3710	4,319,296.33	9.44
Pershing LLC* One Pershing Plaza Jersey City, NJ 07399-0001	2,963,404.45	6.48
National Financial Services LLC* Attn: Mutual Fund Department, 4th Floor 499 Washington Boulevard Jersey City, NJ 07310-1995	2,719,737.63	5.94
Class C Shares
Morgan Stanley Smith Barney LLC* 1 New York Plaza, Floor 12 New York, NY 10004-1901	120,615.94	5.30
Pershing LLC* One Pershing Plaza Jersey City, NJ 07399-0001	191,559.20	8.41
National Financial Services LLC* Attn: Mutual Fund Department, 4th Floor 499 Washington Boulevard Jersey City, NJ 07310-1995	152,427.10	6.69
LPL Financial* Attn: Mutual Fund Trading 4707 Executive Drive San Diego, CA 92121-3091	251,861.70	11.06
WFCS LLC* 2801 Market Street St. Louis, MO 63103-2523	227,662.55	9.99
B-1 Class R Shares
Sammons Financial Networks LLC* 4546 Corporate Drive, Suite 100 West Des Moines, IA 50266-5911	275,352.96	33.02
Reliance Trust Co.* PO Box 78446 Atlanta, GA 30357-2446	51,638.14	6.19
DCGT as Trustee and or Custodian* Attn: NPIO Trade Desk 711 High Street Des Moines, IA 50303	44,682.56	5.36
Class R6 Shares
Franklin Templeton Conservative Allocation Fund C/O Fund Accounting 3344 Quality Drive Rancho Cordova, CA 95670-7313	610,178.53	7.05
Edward Jones & Co.* 12555 Manchester Road St. Louis, MO 63131-3710	717,857.39	8.29
Franklin Templeton Moderate Allocation Fund C/O Fund Accounting 3344 Quality Drive Rancho Cordova, CA 95670-7313	1,535,974.04	17.74
Franklin Templeton Growth Allocation Fund C/O Fund Accounting 3344 Quality Drive Rancho Cordova, CA 95670-7313	1,410,458.04	16.29
National Financial Services LLC* Attn: Mutual Fund Department, 4th Floor 499 Washington Boulevard Jersey City, NJ 07310-1995	693,015.15	8.00
Merrill Lynch Pierce Fenner & Smith Inc.* Attn: Fund Administration 4800 Deer Lake Drive East Jacksonville, FL 32246-6484	2,608,352.99	30.12
Advisor Class Shares	B-2
Morgan Stanley Smith Barney LLC* One New York Plaza, Floor 12 New York, NY 10004-1901	446,661.30	5.21
Pershing LLC* One Pershing Plaza Jersey City, NJ 07399-0001	839,765.28	9.79
National Financial Services LLC* Attn: Mutual Fund Department, 4th Floor 499 Washington Boulevard Jersey City, NJ 07310-1995	976,193.07	11.38
LPL Financial* Attn: Mutual Fund Trading 4707 Executive Drive San Diego, CA 92121-3091	504,059.80	5.88
Charles Schwab & Co. Inc.* C/O Mutual Funds 211 Main Street San Francisco, CA 94105-1905	559,020.91	6.52
WFCS LLC* 2801 Market Street St. Louis, MO 63103-2523	1,165,206.35	13.59
UBS WM USA* 1000 Harbor Boulevard Weehawken, NJ 07086-6761	589,247.02	6.87
Raymond James* Attn: Courtney Waller 880 Carillon Parkway St. Petersburg, FL 33716-1102	477,941.32	5.57
Merrill Lynch Pierce Fenner & Smith Inc.* Attn: Fund Administration 9H6SB 4800 Deer Lake Drive East Jacksonville, FL 32246-6486	560,480.28	6.54

                                                                                                                                                                                                                                                                             B-3

* For the benefit of its customer(s).

As of June 19, 2020, to the knowledge of the Fund’s management, the Trustees, as a group, owned beneficially 1.4% of the outstanding shares of the Advisor Class of the Fund as set forth in the table below.  In addition, to the knowledge of the Fund’s management, the Trustees and officers of the Fund owned, as a group, less than 1% of the outstanding shares of the other classes of the Fund.

Name and Address	Share Amount	Percentage of Class (%)
Harris J. Ashton 300 S.E. 2nd Street Fort Lauderdale, FL 33301-1923	7,550.22	0.09
Gregory E. Johnson 300 S.E. 2nd Street Fort Lauderdale, FL 33301-1923	8,913.42	0.11
Rupert H. Johnson 300 S.E. 2nd Street Fort Lauderdale, FL 33301-1923	94,113.34	1.17
Larry D. Thompson 300 S.E. 2nd Street Fort Lauderdale, FL 33301-1923	2,027.71	0.03

B-4

TEMPLETON DEVELOPING MARKETS TRUST

PROXY CARD

YOUR SIGNATURE IS REQUIRED FOR YOUR VOTE TO BE COUNTED.

Please sign exactly as your name(s) appear(s) on the proxy card. Joint owners should each sign personally. Trustees and other fiduciaries should indicate the capacity in which they sign, and where more than one name appears, a majority must sign. If a corporation, the signature should be that of an authorized officer who should state his or her title.

SIGNATURE (AND TITLE IF APPLICABLE) DATE

SIGNATURE (IF HELD JOINTLY) DATE

TO VOTE, MARK ONE CIRCLE IN BLUE OR BLACK INK. Example: ●

THE BOARD OF TRUSTEES UNANIMOUSLY RECOMMENDS A VOTE FOR THE FOLLOWING:

A. PROPOSALS

	FOR	AGAINST	ABSTAIN
1. To approve a new Subadvisory Agreement with Franklin Templeton Investment Management Limited.	O	O	O
2. To approve the use of a "manager of managers" structure whereby the Fund's investment manager would be able to hire and replace affiliated and unaffiliated subadvisers without shareholder approval.	O	O	O
3. To approve a change in the Fund's classification from a diversified to a non-diversified fund.	O	O	O